FREQUENCY ELECTRONICS, INC.
                         55 Charles Lindbergh Boulevard
                          Mitchel Field, New York 11553

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                 October 3, 2001

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Frequency Electronics, Inc. will be held at the offices of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York, on the 3rd day of October 2001, at 10:00 A.M., Eastern Daylight Savings Time, for the following purposes:

     1. To elect eight (8) directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been elected and shall have qualified;

     2.   To   consider   and   act   upon   ratifying   the    appointment   of
PricewaterhouseCoopers   LLP  as  independent   auditors  for  the  fiscal  year
commencing May 1, 2001.

     3. To consider and act upon adoption of the Frequency Electronics, Inc. 2001 Incentive Stock Option Plan.

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The transfer books will not be closed. Only stockholders of record as of the close of business on August 24, 2001 are entitled to notice of, and to vote at, the meeting.

                                       By order of the Board of Directors


                                             /s/ Harry Newman
                                             ----------------
                                                 HARRY NEWMAN
                                                  Secretary


Mitchel Field, New York
August 24, 2001

     If you do not expect to be present at the meeting, please fill in, date and sign the enclosed Proxy and return same promptly in the enclosed, stamped envelope.

                           FREQUENCY ELECTRONICS, INC.
                         55 Charles Lindbergh Boulevard
                          Mitchel Field, New York 11553

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 OCTOBER 3, 2001

     The accompanying Proxy is solicited by and on behalf of the board of directors of Frequency Electronics, Inc., a Delaware corporation (hereinafter called the "Company"), for use only at the Annual Meeting of Stockholders to be held at the office of the Company, 55 Charles Lindbergh Boulevard, Mitchel Field, New York 11553, on the 3rd day of October 2001, at 10:00 A.M., Eastern Daylight Savings Time, or any adjournment or adjournments thereof. The Company will mail this Proxy Statement and the form of Proxy on or about August 24, 2001. Only stockholders of record as of the close of business on August 24, 2001 are entitled to notice of, and to vote at, the meeting.

     The Board may use the services of the Company's directors, officers and other regular employees to solicit proxies personally or by telephone and may request brokers, fiduciaries, custodians and nominees to send proxies, proxy statements and other material to their principals and reimburse them for their out-of-pocket expenses in so doing. The cost of solicitation of proxies, which it is estimated will not exceed $7,500, will be borne by the Company. Each proxy executed and returned by a Stockholder may be revoked at any time thereafter by filing a later dated proxy or by appearing at the meeting and voting except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Dissenters are not entitled by law to appraisal rights.

VOTING SECURITIES

     On August 24, 2001, the Company had outstanding 8,305,325 shares of common stock, $1.00 par value ("Common Stock") (excluding 858,614 treasury shares), each of which entitled the holder to one vote. No shares of preferred stock were outstanding as of such date. A quorum of Stockholders, present in person or by proxy, is constituted by a majority of the outstanding shares.

     It is expected that the following business will be considered at the meeting and action taken thereon.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     It is proposed to elect a Board of eight (8) directors ("Director(s)") to hold office until the next annual meeting of Stockholders and until their respective successors are elected and qualified. Cumulative voting is not permitted. It is intended that the accompanying form of Proxy will be voted for the re-election of all eight of the present members of the Board, each of whose principal occupations are set forth in the following table, if no direction to the contrary is given. In the event that any such nominee is unable or declines to serve, the Proxy may be voted for the election of another person in his place. The Board knows of no reason to anticipate that this will occur. The nominees are as follows:

Nominees for Election as Directors

                                                                   Year First
                                                                   Elected
Name                      Principal Occupation        Age          Director

Joseph P. Franklin        Chairman of the Board        67            1990
(Major General,           of Directors
U.S. Army - Ret.)

Martin B. Bloch           President, Chief             65            1961
                          Executive Officer
                          and a Director

Michel Gillard            President, Gillam-FEI        60            2000
                          and a Director

Joel Girsky (3)           President, Jaco              62            1986
                          Electronics, Inc. and a
                          Director

John C. Ho (1)            Director                     68            1968


E. Donald Shapiro         Dean Emeritus and            69            1998
                          Professor of Law,
                          New York School
                          of Law and a Director

Marvin Meirs (2)          Director                     63            1998

S. Robert Foley, Jr.      Senior Advisor, Raytheon     73            1999
(Admiral, U.S.            Company and a Director
Navy - Ret.)


     All directors hold office for a one-year period or until their successors are elected and qualified.

     (1) John Ho retired from his position as Vice President of Research and Development effective May 1, 1997. He has been retained as a consultant to the Company.
     (2) Marvin Meirs retired from his position as Vice President of Engineering effective May 1, 1999. He has been retained as a consultant and part-time employee.
     (3) Mr. Girsky owns approximately 15% of the outstanding shares of Jaco Electronics, Inc. ("Jaco"). During the year ended April 30, 2001, the Company purchased component parts from Jaco or one of its subsidiaries in the aggregate amount of $5 million. Not withstanding this relationship to the business of the Company, the Board has determined it is in the best interests of the Company that Mr. Girsky be a member of the Audit Committee based on his valuable business experience and financial skills.

Directors' Fees

     Directors who are not officers, retired officers or affiliates of the Company receive an honorarium of $10,000 and $2,500 for attendance at each Board of Directors' meeting or meeting of a committee of which he is a member. Officers, including retired officers, do not receive additional compensation for attendance at Board of Directors' meetings or committee meetings.

BUSINESS EXPERIENCE OF DIRECTORS

     MARTIN B. BLOCH, age 65, has been a Director of the Company and of its predecessor since 1961. He is currently President and Chief Executive Officer of the Company as well as President of FEI Communications, Inc., a subsidiary of the Company which is engaged in the manufacture and sale of time and frequency control products for commercial communications applications. Previously, he served as chief electronics engineer of the Electronics Division of Bulova Watch Company.

     JOSEPH P. FRANKLIN, age 67, has served as a Director of the Company since March 1990. In December 1993, he was elected Chairman of the Board of Directors and served as Chief Executive Officer of the Company through April 1999. He has been the chief executive officer of Franklin S.A., since August 1987, a Spanish business consulting company located in Madrid, Spain, specializing in joint ventures, and was a director of several prominent Spanish companies. General Franklin was a Major General in the United States Army until he retired in July 1987.

     MICHEL GILLARD, age 60, became an officer and director of the Company when Gillam S.A. was acquired in September 2000 (renamed Gillam-FEI). Gillam S.A., a company engaged in the design, manufacture and marketing of wireline and network synchronization systems, was founded by Mr. Gillard in 1974.

     JOEL GIRSKY, age 62, has served as a Director of the Company since October 1986. He is the President and a director of Jaco Electronics, Inc., which is in the business of distributing electronics components and has served in such a capacity for over eighteen years. He has been a director since 1983 of Nastech Pharmaceuticals Company which manufactures and distributes certain drugs.

     JOHN C. HO, age 68, was employed by the Company and its predecessor from 1961 until his retirement on May 1, 1997. Mr. Ho served as a Vice President from 1963 to 1997 and as a Director since 1968. Prior to joining the Company, Mr. Ho held various engineering positions with International Telephone and Telegraph Company and Bulova Watch Company. Mr. Ho continues to serve the Company as a consultant.

     E. DONALD SHAPIRO, age 69, is Dean Emeritus and the former Joseph Solomon Distinguished Professor of Law, New York School of Law. He is a director of Loral Space & Communications, Ltd., United Industrial Corporation, Vasomedical, Inc., Kramont Realty Trust and Viragen Inc. Mr. Shapiro became a member of the board of directors in 1998.

     MARVIN MEIRS, age 63, joined the Company in 1966 in an engineering capacity. He served as Vice President for Engineering of the Company from 1978 through his date of retirement, May 1, 1999. Mr. Meirs became a member of the board of directors in 1998. Mr. Meirs continues to serve the Company as a consultant and part-time employee.

     S. ROBERT FOLEY, Jr., age 73, is the Senior Advisor - Far East for Raytheon Company. He served as Vice President of Raytheon International, Inc. and President of Raytheon Japan from 1995 to 1998. Admiral Foley served in the United States Navy for 35 years, including the position of Commander-In-Chief of the Pacific Fleet. Admiral Foley is also a director of URS Corp., RSI, Inc., SAGE Laboratories, and Filtronics Solid State. Admiral Foley became a member of the board of directors in 1999.

     No Director or executive officer or any associate of a Director or executive officer is an adverse party in litigation with the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to certain litigation involving the Company in which both the Company and certain directors and executive officers are named defendants, reference is made to Item 3 of the Company's Annual Report on Form 10-K for the year ended April 30, 2001, a copy of which is on file with the Securities and Exchange Commission.

Vote Required

     In order for Proposal No. 1 respecting the election of eight (8) directors to be adopted, the holders of at least a plurality of the shares represented at the Annual Meeting must vote for such adoption in person or by proxy.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.


                                 PROPOSAL NO. 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has appointed the firm of PricewaterhouseCoopers LLP, as independent auditors for the fiscal year commencing May 1, 2001. Stockholders are requested to signify their approval or disapproval of the appointment. During the last fiscal year, the Company paid fees to PricewaterhouseCoopers of $197,500 for the annual audit and audit-related services and $129,400 for all other nonaudit services. Approximately $118,000 of the nonaudit services was included in transaction costs related to the Company's acquisition of Gillam S.A. during fiscal 2001.

     It is anticipated that a representative of PricewaterhouseCoopers LLP, the principal auditors of the Company for the current year, will be present at the meeting. Such representative will be given the opportunity to make a statement and will be available to respond to appropriate questions.

Vote Required

     An affirmative vote by the holders of a majority of the Company's shares present or represented by proxy at the Annual Meeting is required for the ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for the 2002 fiscal year.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                 PROPOSAL NO. 3

                   APPROVAL OF THE FREQUENCY ELECTRONICS, INC.
                        2001 INCENTIVE STOCK OPTION PLAN

     The Board has adopted, subject to approval by the Stockholders of the Company, a new stock option plan entitled, "Frequency Electronics, Inc. 2001 Incentive Stock Option Plan" (the "2001 ISOP"). The description below of the 2001 ISOP is qualified in its entirety by reference to the full text of the 2001 ISOP which is set forth in Exhibit B hereto.

     The 2001 ISOP is intended to serve as an employment incentive through which the Company will seek to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts, the success of the Company is dependent.

     The 2001 ISOP contemplates the grant of the right to purchase shares of the $1.00 par value Common Stock of the Company (the "Stock") under incentive stock option agreements ("Incentive Options"). Subject to the usual antidilution provisions for stock splits, stock dividends, etc., 400,000 shares of Stock have been allocated to the 2001 ISOP; such shares may be either authorized but unissued shares or shares authorized and issued and reacquired by the Company. To the extent options granted under the 2001 ISOP are canceled or expire prior to exercise, such shares may again become available for option grants.

     Key Management Employees of the Company or its Subsidiaries are eligible to participate in the 2001 ISOP. Generally, Key Management Employees are employees of the Company holding the position of Project Manager, all positions above that level, including officers and directors who are also employees, and those other key or outstanding employees. The members of the Stock Option Plan Committee ("Committee") or the Board (collectively "2001 ISOP Administrators") are not disqualified from participation.

     The Committee  shall be designated by the Board and consist of at least two
(2) or more outside Directors. Joseph Franklin, E. Donald Shapiro, S. Robert Foley and Joel Girsky, each of whom are Directors of the Company, constitute the initial Committee. The 2001 ISOP Administrators are granted sole discretion to determine those eligible employees who are to participate in the 2001 ISOP, and the extent of such participation.

     If the aggregate fair market value of the Stock with respect to which an Incentive Option under the 2001 ISOP is exercisable for the first time by an option in any calendar year exceeds $100,000, such excess shall be treated as a nonstatutory stock option.

     The per share exercise price of the Stock subject to each Incentive Option under the 2001 ISOP may not be less than one hundred (100%) percent of the fair market value (the average sale price on the American Stock Exchange) of the Stock on the date the Incentive Option is granted and the exercise period of such Incentive Option cannot exceed ten years from such date of grant, provided, however, that if the Incentive Option is granted to an employee who owns stock possessing more than 10% of the voting power of the Stock of the Company, the exercise price must be at least 110% of such fair market value and the exercise period cannot exceed five years. Incentive Options must be exercised by payment in full of the purchase price at the time of exercise. Such purchase price may be paid in Stock of the Company, valued at its fair market value on the date of exercise.

     Incentive Options under the 2001 ISOP are not exercisable unless the employee completes one year of continuous employment after the date of grant at which time, such option may be exercised with respect to not more than 25% of the shares covered by such Option. Additional 25% increments become exercisable, cumulatively, on succeeding anniversaries of the date of grant.

     If employment is terminated, other than by death or permanent and total disability, within one year of the date of grant of an Incentive Option, the optionee's rights under the Incentive Option shall be forfeited. If employment is terminated, other than by retirement, death or permanent and total disability, one year or more after the date of grant of an Incentive Option, the optionee will have three (3) months after such termination within which to exercise such option to the extent it was exercisable at the date of such termination. If an optionee shall die within one year after employment is terminated by reason of permanent and total disability or retirement in accordance with applicable Company policies, the Incentive Option shall remain exercisable for one year from the date of death to the extent it was exercisable on the date of death.

     If an optionee shall retire in accordance with applicable Company policies the Incentive Option shall remain exercisable for three (3) months from the date of retirement, to the extent it was exercisable on the date of retirement and the 2001 ISOP Administrators shall have the discretion to permit any unmatured installments of the Incentive Option to be accelerated and to become exercisable to the extent authorized by them. If a retired optionee dies within such three
(3) month period, any unexercised stock options shall remain exercisable for a period of twelve (12) months from the date of death or until the expiration of the stated term, if shorter. If an Incentive Stock Option is exercised after the expiration of the three-month period it will be treated as a Nonstatutory Stock Option.

     Only an optionee can exercise an Incentive Option under the 2001 ISOP. No Incentive Option is transferable by an optionee other than by Last Will and Testament or under the laws of descent and distribution.

     The Board may terminate, amend or modify the 2001 ISOP, but no such amendment or alteration may be made without the consent of the stockholders that would (i) increase the total number of shares reserved for purposes of the 2001 ISOP (except to reflect stock dividends, stock splits, etc.), (ii) change the manner of determining the exercise price, or (iii) withdraw the administration of the 2001 ISOP from the 2001 ISOP Administrators. No termination, amendment or modification of the 2001 ISOP may affect any Incentive Option theretofore executed pursuant to the 2001 ISOP without the consent of the Optionee. The 2001 ISOP amends and restates the Frequency Electronics, Inc. 1993 Nonstatutory Stock Option Plan but does not impair the rights of any optionee or participant under that plan.

                         FEDERAL INCOME TAX CONSEQUENCES

     Some of the Incentive Options granted under the 2001 ISOP are intended to qualify as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code. There are no tax consequences to the Company in connection with the granting of any ISOs and, accordingly, the Company will not realize an income tax deduction with respect to the granting of ISOs. There are no tax consequences for an employee as a result of receipt of an ISO grant under the 2001 ISOP. The exercise of an ISO will not cause an employee to recognize taxable income for regular income tax purposes although the employee could become subject to the alternative minimum tax liability on tax preferences. If the employee holds the shares acquired upon exercise of the ISO for a minimum of two years from the date of the grant of the ISO, and for at least one year after exercise, any gain realized by the optionee on the subsequent sale or exchange of such shares generally would be treated as long-term capital gain. If the shares are sold or otherwise disposed of prior to the expiration of such periods (a "disqualifying disposition"), then a portion of any gain recognized by the employee which would otherwise be characterized as capital gain would instead be taxable as ordinary compensation income. If an Incentive Option does not qualify as an ISO, its exercise will result in ordinary compensation income to the employee equal to the difference between the amount paid on the exercise of the Nonstatutory Stock Option and the fair market value of the issued stock as of the date of exercise. At such time, to the extent that the employee recognizes compensation income, the Company will realize a tax deduction for compensation expense.

                              MARKET VALUE OF STOCK

     The Market Value of the Stock subject to the 2001 ISOP as of August 17, 2001 was $15.50 per share.

                            MANAGEMENT RECOMMENDATION

     No determination has been made as to any employees of the Company or its Subsidiaries who will be granted Incentive Options under the 2001 ISOP. It is intended that such determination will be made solely on the basis of the employee's present or potential ability to contribute to the success of the Company and otherwise in accordance with the 2001 ISOP. By affording Key Management Employees of the Company and its Subsidiaries an opportunity to acquire or increase their proprietary interest in the Company and by thus encouraging such employees to become owners of the Company's common stock, the Company seeks to motivate, retain and attract those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends and to stimulate the active interest of such persons in the continued development of the financial success of the Company.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

Vote Required

     An affirmative vote by the holders of a majority of the Company's shares present or represented by proxy at the Annual Meeting is required for approval of the 2001 ISOP. PROXIES SOLICITED HEREBY WILL BE VOTED FOR THE PROPOSAL UNLESS A VOTE AGAINST THE PROPOSAL IS SPECIFICALLY INDICATED.


                                 PROPOSAL NO. 4

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board intends to present and knows that others will present at the meeting are hereinabove set forth. If any other matter or matters are properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their judgment.

                            PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting of Stockholders of the Company must be received by the Company for inclusion in its Proxy Statement and form of Proxy relating to that meeting by May 1, 2002.


STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of August 24, 2001, information concerning the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and nominees for director, (iii) the Company's chief executive officer and the Company's four most highly compensated other executive officers who were serving as executive officers at the end of the last completed fiscal year, and (iv) all directors and officers of the Company as a group:


Name and Address of                 Amount and Nature of
Beneficial Holder                   Beneficial Ownership       Percent of Class

Inverness Counsel, Inc.
545 Madison Ave.
New York, NY  10022                       854,100                    10.29%

Dimensional Fund Advisors
1299 Ocean Ave
Santa Monica, CA  90401                   539,700                     6.50

FMR Corp.
82 Devonshire Street
Boston, MA  02109                         528,000                     6.36

Frequency Electronics, Inc.,
Employee Stock Ownership Plan (1)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                   668,849                     8.06

Name and Address of                 Amount and Nature of
Beneficial Holder                   Beneficial Ownership       Percent of Class

Martin B. Bloch (2)(3)(6)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                   789,951                     9.52

Joseph P. Franklin (3)(4)(6)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                   128,563                     1.55

Michel Gillard
Mont Saint-Martin 58
B-4000 Liege, Belgium                     153,994                     1.86

Joel Girsky (5)
c/o Jaco Electronics, Inc.
145 Oser Avenue
Hauppauge, NY 11788                        47,500                      *

John C. Ho
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                    27,324                      *

E. Donald Shapiro (5)
New York School of Law
New York, NY                               22,500                      *

Marvin Meirs (3)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                    27,188                      *

S. Robert Foley (5)
c/o Raytheon Company
141 Spring Street
Lexington, MA  02421                       15,000                      *

Markus Hechler (3)(6)
55 Charles Lindbergh Blvd.
Mitchel Field, NY 11553                    83,594                     1.01

Charles Stone (3)(6)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                    59,761                      *

Leonard Martire (3)(6)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                    26,647                      *

Thomas McClelland (3)
55 Charles Lindbergh Blvd
Mitchel Field, NY 11553                    19,059                      *

All executive officers
and directors as a group (16
persons) (3)(6)                         1,464,248                    17.64%

*designates less than one (1%) percent.

Notes:

(1) Includes 547,754 shares of stock held by the F.E.I. ESOP Trust for the Company's Employee Stock Ownership Plan, all of which shares have been allocated to the individual accounts of employees of the Company (including the Named Officers as defined on page 19); also includes 121,095 shares held by the Trust under the Stock Bonus Plan (converted by amendment to the Employee Stock Ownership Plan as of January 1, 1990).

(2) Includes 48,000 shares issuable on the full exercise of options granted to Mr. Bloch on August 31, 1998 and July 7, 1999 under the Senior ESOP, as that term is hereinafter defined. All of these options were, by their terms, exercisable one year after issuance at an exercise price of $7.125 and $7.625, respectively (see the discussion of the Senior ESOP included in the Compensation Committee Report, below).

(3) Includes the number of shares which, as at August 24, 2001, were deemed to be beneficially owned by the persons named below, by way of their respective rights to acquire beneficial ownership of such shares within 60 days through,
(i) the exercise of options; (ii) the automatic termination of a trust, discretionary account, or similar arrangement; or (iii) by reason of such person's having sole or shared voting powers over such shares. The following table sets forth for each person named below the total number of shares which may be so deemed to be beneficially owned by him and the nature of such beneficial ownership.

-------------------------------------------------------------------------------
                      Stock Bonus                Profit Sharing
           Name       Plan Shares  ESOP Shares    Plan & Trust      ISOP or NQSO
                                                     401(k)            Shares
                        (a)            (b)             (c)
-------------------------------------------------------------------------------
Martin B. Bloch          22,317        4,140            386              -0-
-------------------------------------------------------------------------------
Joseph P. Franklin           -0-       3,967            141              -0-
-------------------------------------------------------------------------------
Marvin Meirs              1,481        5,082             -0-             -0-
-------------------------------------------------------------------------------
Leonard Martire              -0-       5,904            368           10,875
-------------------------------------------------------------------------------
Markus Hechler            2,706        5,879            359           26,250
-------------------------------------------------------------------------------
Charles Stone               228        5,904             76            6,000
-------------------------------------------------------------------------------
Thomas McClelland           258        5,904            360            5,375
-------------------------------------------------------------------------------
All Directors and
Officers as a Group      29,070       50,436          2,594          124,850
(16 persons)
-------------------------------------------------------------------------------

     (a) Includes all shares allocated under the Company's Stock Bonus Plan ("Bonus Plan") to the respective accounts of the named persons, ownership of which shares is fully vested in each such person. No Bonus Plan shares are distributable to the respective vested owners thereof until after their termination of employment with the Company. As of January 1, 1990 the Bonus Plan was amended to an "Employee Stock Ownership Plan" (see the discussion of the Employee Stock Ownership Plan contained in the Compensation Committee Report, below; see also footnote (b) to the table).

     (b) Includes all shares allocated under the Company's Employee Stock Ownership Plan ("ESOP") to the respective accounts of the named persons, ownership of which shares was fully vested in each such person as at April 30, 2001. ESOP shares are generally not distributable to the respective vested owners thereof until after their termination of employment with the Company. However, upon the attainment of age 55 and completion of 10 years of service with the Company, a participant may elect to transfer all or a portion of his vested shares, or the cash value thereof, to a Directed Investment Account. Upon the allocation of shares to an employee's ESOP account, such employee has the right to direct the ESOP trustees in the exercise of the voting rights of such shares (see the discussion of the ESOP included below in the Compensation Committee Report).

     (c) Includes all shares allocated under the Company's profit sharing plan and trust under section 401(k) of the Internal Revenue Code. This plan permits eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan. Under the provisions of the plan, the Company made discretionary matching contributions of the Company's common stock. All participants in the plan become fully vested in the Company contribution after 6 years of employment. All of the named officers in the table above are fully vested in the shares attributable to their accounts.

(4) Includes 61,500 shares issuable on the full exercise of options granted to General Franklin on December 6, 1993, August 31, 1998 and July 7, 1999 under the Senior ESOP, as that term is hereinafter defined. All of these options were, by their terms, exercisable one year after issuance at an exercise price of $4.375, $7.125 and $7.625, respectively (see the discussion of the Senior ESOP included in the Compensation Committee Report, below).

(5) Includes shares issuable on the on the exercise of options granted to the non-officer directors of the Company under the Independent Contractors Stock Option Plan.

    --------------------------------------------------------------------
            Name           Exercisable       Grant           Exercise
                             Shares           Date             Price
    --------------------------------------------------------------------
       Joel Girsky           22,500       June 29, 1998       $12.81
    --------------------------------------------------------------------
       E. Donald Shapiro     22,500       June 29, 1998       $12.81
    --------------------------------------------------------------------
       S. Robert Foley       15,000       March 12, 1999       $7.34
    --------------------------------------------------------------------

(6) Includes shares granted to the officers of the Company pursuant to a stock purchase agreement in connection with the Restricted Stock Plan:

        ------------------------------ -----------------
                    Name                  Restricted
                                            Stock
        ------------------------------ -----------------
             Martin B. Bloch                   -0-
        ------------------------------ -----------------
             Joseph P. Franklin                -0-
        ------------------------------ -----------------
             Leonard Martire                 7,500
        ------------------------------ -----------------
             Markus Hechler                 15,000
        ------------------------------ -----------------
             Charles Stone                   7,500
        ------------------------------ -----------------
          All Officers as a Group           45,000
              (11 persons)
        ------------------------------ -----------------

     There are no beneficial owners known to the Company who have the right to acquire further beneficial ownership, except as indicated above.

Compliance with Section 16(a) of the Exchange Act

     Any person who is an officer, director, or the beneficial owner, directly or indirectly, of more than 10% of the outstanding common stock of the Company is required under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to file certain reports with the Securities and Exchange Commission (the "Commission") disclosing his or her holdings or transactions in any securities of the Company. For purposes of this discussion, all such persons required to file such reports will be referred to as "Reporting Persons". Every Reporting Person must file an initial statement of his or her beneficial ownership of the Company's securities on the Commission's Form 3 within ten days after he or she becomes a Reporting Person. Thereafter (with certain limited exceptions), all changes in a Reporting Person's beneficial ownership of the Company's securities must be reported on the Commission's Form 4 on or before the 10th day after the end of the month in which such change occurred. The Company knows of no person who was a Reporting Person during the fiscal year ended April 30, 2001 or during the current fiscal year, who has failed to file any reports required to be filed on Forms 3 or 4 with respect to his or her holdings or transactions in the Company's securities since the Company became publicly-held in 1982.

Certain Information as to Committees and Meetings of the Board of Directors

     During the past fiscal year, four meetings of the Board were held. Each incumbent Director attended all meetings of the Board.

     In December 1983, the Board appointed an Audit Committee which presently consists of three Directors, Messrs. Girsky, Foley and Shapiro. The function of the Audit Committee is to insure the integrity and credibility of the Company's financial information system and the published reports flowing out of that system. The Audit Committee held four meetings during the last fiscal year. The Audit Committee's report appears on page 18 of this proxy statement.

     The Compensation Committee presently consists of four Directors, Messrs. Girsky, Shapiro, Foley and Franklin. The committee determines cash remuneration arrangements for the highest paid executives and oversees the Company's stock option, bonus and other incentive compensation plans. The report of the Compensation Committee appears on pages 12 through 17 of this proxy statement. The Compensation Committee held one meeting during fiscal year 2001.


                             EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

Overall Policy

     The members of the Compensation Committee include Messrs. Joel Girsky, E. Donald Shapiro, S. Robert Foley and Joseph P. Franklin. The Committee reviews and, with any changes it believes appropriate, approves the Company's executive compensation.

     The general goals of the Compensation Committee are to: (i) attract, motivate, and retain effective and highly qualified executives; (ii) strengthen the common interests of management and shareholders through executive stock ownership; (iii) promote the Company's long and short-term strategic goals and human resource strategies; (iv) recognize and award individual contributions to the Company's performance and (v) reflect compensation practices of comparable companies.

     To achieve the foregoing goals, the Compensation Committee has structured a comprehensive compensation program aimed at: (i) compensating executive officers on an annual basis with a cash salary at a level sufficient to retain and motivate them and to recognize and award individual merit; (ii) linking a portion of executive compensation to long-term appreciation of the Company's stock price by encouraging executive ownership of the Company's stock through awards of shares of the Company's stock and grants of options to purchase Company stock, and; (iii) providing incentives to achieve corporate performance goals by rewarding contributions to the Company's performance through cash bonuses keyed to operating profit levels. These policies are implemented through a reward system which includes base salary and long and short-term incentive compensation opportunities consisting of the following:

Base Salaries

     The Committee annually reviews the base salaries of the CEO and all other executive officers of the Company. The Compensation Committee believes that the Company's executive officers, including those shown in the Summary Compensation Table on page 19 (the "Named Officers") have been largely responsible for the Company's past successes and for achieving the production and engineering improvements that have maintained the Company's position at the forefront of technical innovation. A base salary for each executive is determined on the basis of such factors as: levels of responsibility; experience and expertise; evaluations of individual performance; contributions to the overall performance of the Company; time and experience with the Company; internal compensation equity; external pay practices for comparable companies; and existing base salary relative to position value.

     During fiscal 2001, the Compensation Committee completed an in-depth review of the compensation package provided to Mr. Bloch. The Compensation Committee determined that it would be in the best interests of the Company to enter into a formal written multi-year employment agreement with Mr. Bloch. Accordingly, after reviewing Mr. Bloch's outstanding contributions to the Company over the past thirty-eight years and in line with the compensation of comparable positions in the industry and the region, the Compensation Committee recommended that an employment agreement and stock option agreement be entered into with Mr. Bloch as of August 8, 2000. The employment agreement provides a base annual salary of $400,000, plus a fixed annual bonus of 6% of the pre-tax profit of the Company with a cap on the pre-tax profit at $20,000,000, as well as separation benefits in the event of a change in control or ownership of part or all of the Company, continuation of disability, medical and life insurance, the cost of an annual physical examination and a new automobile every three years. In addition, Mr. Bloch was awarded stock options to purchase 180,000 shares of the Company's common stock at the fair market value on March 1, 2001, ($13.49) for a period of ten (10) years.

     In determining the compensation package for Mr. Bloch, the Compensation Committee took into account the compensation packages for senior officers at companies of comparable size and complexity, both public and private, as well as its assessment of Mr. Bloch's individual performance, and his contribution to the Company's past growth and accomplishments as well as contributions which it is anticipated will be made by Mr. Bloch in the future. In this regard, the Committee recognized Mr. Bloch's untiring efforts in developing new, non-military technology applications, markets and marketing programs which the Committee believes will continue to help position the Company to compete more effectively in commercial as well as military markets. The Committee noted that in prior years, under Mr. Bloch's leadership, the Company redirected a significant portion of its resources to the design and development of new products for the commercial communications marketplace. Fiscal 2001 revenues and operating profits were significantly higher than in the previous year, as such investment in development showed significant results. The Company and the Committee believe that the investment in new products will result in significant growth of revenues and profits in future periods.

     Upon the election of General Franklin to the position of Chairman of the Board of Directors and Chief Executive Officer the factors noted above were also taken into consideration in awarding his base salary. Based on General Franklin's special qualifications, the responsibilities involved and the compensation of comparable positions in the industry and the region, the non-employee members of the Compensation Committee awarded a base salary of $250,000. Effective May 1, 1999, General Franklin requested a reduction in his duties to the Company to pursue other interests. His principal responsibilities with respect to Frequency Electronics are in the areas of corporate development and investor relations. In recognition of this reduced role, General Franklin's compensation was reduced to $100,000.

     In prior fiscal years, General Franklin and Mr. Bloch voluntarily reduced their base salaries to $202,500 and $263,250, respectively. In fiscal years 2000, 1999 and 1998, during which the Company achieved net income of at least $1 million (excluding certain one-time adjustments), these salary reductions were restored to the executive officers. Mr. Bloch deferred receipt of the fiscal 1998 and 1999 salary reductions until fiscal 2001.

     The non-employee members of the Committee took note of these salary reductions in approving the awards of incentive bonuses to the senior officers of the Company based on the Company's fiscal 2001 performance and the incentive compensation plans described below.

Short-Term Incentives

     The Company maintains two short-term incentive bonus plans, the Income Pool Incentive Compensation Plan ("IPICP") and the Presidential Incentive Plan ("PIP"). They are designed to create incentives for superior performance and to allow the Company's executive officers to share in the success of the Company by rewarding the contributions of individual officers. The availability of funds for distribution under these plans is dependent upon the performance of the Company as a whole. Focused on short-term or annual business results, they enable the Company to award designated executives with annual cash bonuses based on their contributions to the profits of their particular divisions of the Company.

The Income Pool Incentive Compensation Plan

     The IPICP authorizes the establishment of an income pool based upon the "Operating Profits" of the Company. Operating Profits are defined as follows: net sales minus cost of sales, selling and administrative expenses and research and development expenses in accordance with Generally Accepted Accounting Principles consistently applied. The amount of income pool available for distribution under the IPICP is calculated in accordance with the following formula: the amount of Operating Profit divided by 1,000,000, squared, and multiplied by $20,000 (provided however that the income pool may not exceed 12% of Operating Profits). Persons eligible to receive cash awards under the IPICP include the Executive Committee, excluding the CEO, and any other employee who is recommended by such Executive Committee and approved by the CEO. All of the Company's executive officers including all of the Named Officers comprise the Executive Committee. For any fiscal year when there are funds available for distribution under this plan, Mr. Bloch determines the amount to be awarded to each of the members of the Executive Committee. The members of such committee may recommend to Mr. Bloch, for his approval, designated individuals, who are not members of such committee, to share in such distribution. Under the terms of the plan, the entire income pool is not required to be distributed each year and any undistributed portions of such pool are not carried forward to future periods. The recipients of cash bonuses under the IPICP, and the amount of such bonuses, are approved by Mr. Bloch, based upon an evaluation of the performance, level of responsibility and leadership of the individual executive in relation to the Company's operating results. For the fiscal years ended April 30, 2001 and 2000, the Company accrued approximately $450,000 and $65,000, respectively, to be distributed under the terms of the IPICP. During fiscal year 1999, the Company did not record an accrual under the IPICP due to the operating loss incurred in that year.

The Presidential Incentive Plan

     The Presidential Incentive Plan (PIP) is designed to provide the president with incentive compensation by way of annual cash payments based upon the Company's earnings before income taxes. Under the terms of Mr. Bloch's employment agreement as described above, he is entitled to an annual bonus of 6% of the pre-tax profit of the Company with a cap on pre-tax profit of $20 million. For the year ended April 30, 2001, the Company accrued $520,000 to be distributed under the terms of the employment agreement. In prior years, funds were made available to the PIP based upon the following formula: consolidated pre-tax profits divided by 1,000,000, squared, and multiplied by $5,000. For the year ended April 30, 2000 the Company accrued approximately $110,000 to be used as awards under this plan. During fiscal year 1999, the Company did not record an accrual under the PIP.

Long-Term Incentives

     As part of its comprehensive compensation program, the Company stresses long-term incentives through awards of shares of its common stock under the Employee Stock Ownership Plan, described below, and through the grant of options to purchase common stock through various Employee Stock Option Plans, also described below. Grants and awards are aimed at attracting new personnel, recognizing and rewarding current executive officers for special individual accomplishments, and retaining high-performing officers and key employees by linking financial benefit to the performance of the Company (as reflected in the market price of the Company's common stock) and to continued employment with the Company. The number of shares granted to executive officers under the Company's ESOP is determined on a pro-rata basis, as described below. Grants of stock options are generally determined on an individual-by-individual basis. The factors considered are the individual's performance rating and potential for contributing to the Company's future growth, the number of stock options previously granted to the individual and the Company's financial and operational performance.

The Employee Stock Ownership Plan and Trust

     The  Employee  Stock  Ownership  Plan  ("ESOP") is a  qualified  plan under
Section 401(a) of the Internal Revenue Code maintained by the Company for all of its eligible employees including its executive officers. The value of the awards of stock made under this plan was dependent upon the market value of the Company's common stock at such time as the shares were distributed to the recipients. The Compensation Committee believes that awards of stock under this plan provide employees with a long-term focus since distribution of the stock is not made until after termination of employment and is forfeitable until certain lapse of time and continued employment criteria are met. The ESOP was established as of January 1, 1990 through the amendment of the Company's previously existing Stock Bonus Plan and was funded at inception with 1,071,652 shares of the Company's common stock (the "ESOP Shares") to be allocated annually to the employees of the Company over a period of ten years. Allocations were made under the ESOP to each employee's account in proportion to the percentage which such person's annual base salary bears to the aggregate annual compensation of all members during the fiscal year for which the allocation was made, provided however that not more than $48,000 in annual salary is counted towards any employee's percentage participation. The Company's executives therefore cannot benefit under this plan to any extent greater than any other employee of the Company who earns an annual salary of $48,000 or more.

     The Company decided that once the initial ESOP shares had been distributed, no new shares would be acquired for the ESOP. Accordingly, in December 1999, the Company made the last distribution of shares to employee accounts. After that date, any increase in the number of shares held by a participant will result only from the redistribution of shares which are forfeited by participating employees who leave the Company prior to 100% vesting in the shares in their account.

     An employee's right to receive shares allocated to his or her account is 20% vested after completion of three years of employment with yearly increases in the percentage vested until after seven years of employment, at which time an employee's right to receive 100% of the shares allocated to his or her account is vested. Determination of the vesting period is made in accordance with the employee's years of employment with the Company and not from the time of any particular allocation of shares to his account. Accordingly, the right to receive all shares allocated to an employee at any time after he or she has been employed by the Company for seven or more years, is fully vested at the time of such allocation. As of April 30, 2001, each of the Named Officers have more than seven years of service and, therefore, have the vested right to receive 100% of the shares allocated to their respective accounts.

     All ESOP Shares, whether or not allocated to an employee's account, are held in trust by the trustees who administer the ESOP until distribution to the respective employee. ESOP Shares are distributed only after termination of employment with the Company. However, upon the attainment of age 55 and completion of 10 years of service with the Company, a participant may elect to transfer all or a portion of his vested shares, or the cash value thereof, to a Directed Investment Account. Voting of allocated shares is by the ESOP trustees at the direction of the employees in proportion to the number of shares allocated in their respective accounts.

     The beneficial stock ownership table on pages 8 and 9 shows the allocation of ESOP shares to the accounts of each of the Named Officers as of August 24, 2001. The dollar value of the annual allocation of shares, as at the date of allocation, is included in the Summary Compensation Table. Awards under this plan are not tied to any performance criteria other than those relating to percentage of aggregate annual compensation of all members, lapse of time, and continued employment with the Company.

Profit Sharing Plan

     The Company adopted a profit sharing plan and trust under section 401(k) of the Internal Revenue Code. This plan allows all eligible employees, including officers, to defer a portion of their income through voluntary contributions to the plan. In accordance with the provisions of the plan, the Company can make discretionary matching contributions in the form of cash or common stock. For the year ended April 30, 2001, the Company contributed an aggregate of 2,594 shares of common stock with an approximate value at the date of issuance of $53,000 to the accounts of participating officers of the Company. There were no such contributions in fiscal 2000 or 1999.

Employee Stock Option Plans

     Grants of stock options are an integral part of the Company's long-term incentive compensation program. The Compensation Committee believes that ownership of options to purchase the Company's stock helps executives view the Company and its operations and achievements from the perspective of a stockholder with an equity stake in the business. All options granted to the Company's executives have exercise prices equal to the fair market value of the Company's common stock on the date of grant. The value to an executive of such options is, therefore, tied to the future market value of the Company's stock since he or she will benefit from such options only when the market price of the stock increases above the exercise price of the option. Moreover any benefit to an option holder is limited to the extent that all stockholders benefit from such increase in the market value of the stock. In addition options become exercisable only after one year from grant and then only in 25% cumulative increments annually. The Compensation Committee believes that this staggered approach to exercisability provides an incentive to executives to increase shareholder value over the long term since the full benefit of the options cannot be realized unless stock price appreciation occurs over a number of years.

     The employee stock option plans are both Nonstatutory Stock Option ("NQSO") plans and Incentive Stock Option ("ISO") plans. Under the terms of the plans, eligible employees may be granted options to purchase shares of the Company's common stock. Under the terms of each of the plans, all options granted thereunder are mandated to have a term of ten years and an exercise price equal to the market price of the Company's common stock on the date of grant, and to be exercisable, commencing one year from the date of grant, at a cumulative rate of: 25% of the total shares subject to the option in the second year; 50% of the total shares subject to the option in the third year; 75% of the total shares subject to the option in the fourth year and the remainder of the total shares subject to option in the fifth year.

     The President (or, in his absence, the Chairman of the Board of Directors) and the Compensation Committee each have full authority to determine awards of stock options to individuals. The President, Chairman, and members of the Committee will recuse themselves from considering and approving awards where they are personally involved. In the case where the President or Chairman have made awards, the Compensation Committee will be informed each time awards are made.

The Senior Executive Stock Option Plan

     The Company established a Senior Executive Stock Option Plan in 1987 ("Senior ESOP") for the President or Chairman of the Board of Directors of the Company or of any subsidiary of the Company which produces gross sales for two consecutive fiscal years in excess of $30,000,000. The Senior ESOP provides that eligible employees may be granted options to purchase shares of the Common Stock of the Company, exercisable after one year of continuous employment from date of grant. The option price must be at least equal to the fair market value of the Company's common stock on the date of grant of the option. The Compensation Committee administers the Senior ESOP and has the discretion to determine which eligible employees shall be granted stock options and the number of shares subject to such options. General Franklin and Mr. Bloch have received grants of options under this plan.

The Restricted Stock Plan

     The Company maintains a Restricted Stock Plan which it established in 1989 (the "Restricted Stock Plan") for key employees (including all officers and directors who are employees). The Restricted Stock Plan provides that eligible employees ("Participants") may enter into restricted stock purchase agreements to purchase shares of the Common Stock of the Company, subject to various forfeiture restrictions ("Restricted Stock"). A total of 250,000 shares of Common Stock were made available for purchase under the Restricted Stock Plan. The Compensation Committee has the authority to determine (i) those who may purchase Restricted Stock, (ii) the time or times at which Restricted Stock may be purchased, (iii) the number of shares of Restricted Stock which may be purchased, (iv) the duration of the restrictions on the Restricted Stock, (v) the manner and type of restrictions to be imposed on the Restricted Stock, and
(vi) the purchase price to be paid for the Restricted Stock (which purchase price may not be less than the $1 per share par value of the Common Stock on the date the Restricted Stock is purchased), and (vii) the method of payment of the purchase price. During fiscal 1996, the Compensation Committee authorized the purchase of an aggregate of 112,500 shares of Restricted Stock to the then nine Company Officers at a purchase price of $4.00 per share. (See the Restricted Stock table on page 11.) The Compensation Committee did not authorize any persons to purchase any shares under this plan during fiscal years 2001, 2000 or 1999.

Independent Contractor Stock Option Plan

     During fiscal 1998, the Company established an Independent Contractor Stock Option Plan under which up to 350,000 shares may be granted. The Compensation Committee determines to whom options may be granted from among eligible participants, the timing and duration of option grants, the option price, and the number of shares of common stock subject to each option. During the year ended April 30, 2001, the Company granted options to acquire 6,000 shares at a price of $15.80, the fair market value of the Company's common stock at the date of grant. Of the shares granted, 2,000 were exercisable immediately and the balance may be exercised over the next two years. During the year ended April 30, 2000, the Company granted options to acquire 12,000 shares at a price of $7.625 and $9.25, the fair market value of the Company's common stock at the date of each grant. Of the shares granted, 3,900 were exercisable immediately and the balance may be exercised over the next two to three years. During the year ended April 30, 1999, the Company did not grant any options under this plan. For the years ended April 30, 2001, 2000 and 1999, the Company recognized compensation expense of $310,000, $170,000 and $58,000, respectively, as a result of these stock option grants.

Supplemental Separation Benefits

     The Company has an agreement with certain executive officers to provide supplemental separation benefits. Under the agreement, in the event of a change in control or ownership of part or all of the Company which gives rise to discharge of any officer without cause and such officer is not offered the opportunity to be hired by the new or successor management or company within 30 days at no less than the base salary earned before discharge, then such officer will receive supplemental severance pay equal to one month's base salary for each year of service at the Company up to a maximum of 15 months.


        Joel Girsky
        S. Robert Foley
        E. Donald Shapiro
        Joseph P. Franklin
Members of the Compensation Committee

Report of the Audit Committee

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internals controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

     The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held three meetings during fiscal 2001.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended April 30, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.


 E. Donald Shapiro, Chairman of Audit Committee
 Joel Girsky
 S. Robert Foley

 Members of the Audit Committee

                           SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (collectively, the "Named Executive Officers") based on salary and bonus earned in 2001.

                                   Annual Compensation           Long-Term
                                                            Compensation Awards
                                   -------------------    ----------------------
                                                           $Value of
                                                          Restricted
     Name and                                               Stock
 Principal Position        Year      Salary      Bonus     Awards(6)    Options
--------------------------------------------------------------------------------
Martin B. Bloch,           2001     $550,142  $350,000      $7,948    180,000(7)
President, Chief           2000      364,027    65,000       8,279     30,000(7)
Executive Officer (1)      1999      306,601       -0-       7,950     18,000(7)

--------------------------------------------------------------------- ----------
Markus Hechler,            2001      184,850    75,000       7,392     10,000(8)
Executive Vice             2000      157,983    15,000       8,279         -0-
President (2)              1999      137,985       -0-       7,950     30,000(8)

--------------------------------------------------------------------- ----------
Leonard Martire, Vice      2001      142,040    36,000       7,578      5,000(8)
President, Space           2000      135,389    30,000       8,279     10,000(8)
Systems and Business       1999      139,704       -0-       7,950     10,000(8)
Development (3)
--------------------------------------------------------------------- ----------
Charles Stone, Vice        2001      139,551    15,000       1,565         -0-
President, Low Noise       2000      132,972     8,000       8,279      5,000(8)
Development (4)            1999      127,903       -0-       7,950      5,000(8)

--------------------------------------------------------------------- ----------
Thomas McClelland          2001      120,110    36,000       7,413      5,000(8)
Vice President,            2000      113,169     8,000       8,279         -0-
Commercial Products(5)     1999      103,518       -0-       7,950     15,000(8)
--------------------------------------------------------------------- ----------

Notes:

     (1) For the fiscal years ended April 30, 2001, 2000 and 1999, the salary shown for Mr. Bloch includes aggregates of $27,209, $26,527 and $28,164, respectively, for: (i) automobile allowance; (ii) insurance premiums to provide term life insurance benefits (available to all employees); (iii) the cost of medical insurance (available to all employees); and (iv) the costs of medical reimbursements available to officers. In prior fiscal years, Mr. Bloch voluntarily reduced his $325,000 base salary to $263,250. In fiscal 2001, Mr. Bloch received a payment of $130,625 in restored salary for fiscal years 1998 and 1999 as a result of the Company's return to profitability. In fiscal 2000, Mr. Bloch received a payment of $64,125 in restored salary for that year.

     (2) For the fiscal years ended April 30, 2001, 2000 and 1999, the salary shown for Mr. Hechler includes aggregates of $21,966, $14,906 and $16,831, respectively, for: (i) automobile allowance; (ii) insurance premiums to provide term life insurance benefits (available to all employees); (iii) the cost of medical insurance (available to all employees); and (iv) the costs of medical reimbursements available to officers.


     (3) For the fiscal years ended April 30, 2001, 2000 and 1999, the salary shown for Mr. Martire includes aggregates of $11,886, $6,158 and $8,165 respectively, for: (i) automobile allowance; (ii) insurance premiums to provide term life insurance benefits (available to all employees); (iii) the cost of medical insurance (available to all employees); and (iv) the costs of medical reimbursements available to officers.

     (4) For the fiscal years ended April 30, 2001, 2000 and 1999, the salary shown for Mr. Stone includes aggregates of $34,070, $31,049 and $22,133, respectively, for: (i) living expense allowance; (ii) automobile allowance;
(iii) insurance premiums to provide term life insurance benefits (available to all employees); and (iv) the costs of medical reimbursements available to officers.

     (5) For the fiscal years ended April 30, 2001, 2000 and 1999, the salary shown for Mr. McClelland includes aggregates of $7,985, $8,160 and $12,413, respectively, for: (i) automobile allowance; (ii) insurance premiums to provide term life insurance benefits (available to all employees); (iii) the cost of medical insurance (available to all employees); and (iv) the costs of medical reimbursements available to officers.

     (6) Represents the dollar value, as at the date of allocation, of shares of common stock of the Company allocated under the Company's stock ownership plans. In fiscal 2001, the Company made matching contributions of Company common stock to the Profit Sharing Plan and Trust under section 401(k) of the Internal Revenue Code ("401(k)"). The number of shares awarded to Named Officers varied from 76 to 386 shares and the average market value of the shares at time of allocation was $20.55. In fiscal years 2000 and 1999, the stock allocations were made in accordance with the Company's Employee Stock Ownership Plan ("ESOP"). Distributions were made on December 31, 1999 and 1998 (the "Grant Dates"), respectively. Awards made under the 401(k) and ESOP are not performance-based, but are awarded to all employees of the Company. For the 401(k) plan, Company matching contributions are made in proportion to the cash contributions of individual employees to the plan. With respect to the ESOP, contributions were made based on the percentage which a participant's annual salary bears to the aggregate annual salaries of all eligible employees of the Company, provided however that not more than $48,000 in annual salary was counted towards any employee's percentage participation. Distribution of shares allocated to an employee's account is not made until after termination of employment. Seven hundred ninety-eight (798) and seven hundred ninety-five (795) shares of the Company's common stock were allocated to the ESOP accounts of each of the Named Officers as at December 31, 1999 and 1998, respectively. The market price of the Company's common stock as at each of the foregoing Grant Dates was $10.375 at December 31, 1999 and $10 at December 31, 1998. (See the discussion under the caption "The Employee Stock Ownership Plan and Trust" included in the Compensation Committee Report, above.)

     (7) Represents shares awarded under the Senior Executive Stock Option Plan. The exercise prices of the awarded options are at the fair market value of the Company's common stock on the date of grant. (See Option Grants in Fiscal 2001 on page 21.) The options are fully exercisable one year after date of grant.

     (8) Represents shares awarded under the Employee Stock Option Plans. The exercise prices of the awarded options are at the fair market value of the Company's common stock on the date of grant. (See Option Grants in Fiscal 2001 on page 21.) The options are exercisable in increments of 25% annually (and cumulatively) beginning one year after date of grant.

Stock Options

Options Granted:

     The following table sets forth certain information with respect to options to acquire common stock that were granted during the fiscal year ended April 30, 2001, to each of the Named Officers under the Company's stock option plans.

                    OPTION GRANTS IN FISCAL 2001
                          Individual Grants
-----------------------------------------------------------------------
                        No. of     % of Total                            Potential Realizable Value
                      Securities    Options       Exercise               at Assumed Annual Rates of
                      Underlying   Granted to     or Base                 Stock Price Appreciation
                        Options   Employees in     Price     Expiration        for Option Term
           Name         Granted   Fiscal Year      ($/Sh)       Date        5% ($)         10% ($)
           ----         -------   -----------      ------       ----        ------         -------
Martin B. Bloch         180,000     54.55%        $13.490      3/1/11      1,527,082      3,869,925
Markus Hechler           10,000      3.03%        $23.750      8/8/10        149,362        378,514
Leonard Martire           5,000      1.52%        $23.750      8/8/10         74,681        189,257
Charles Stone               -0-         -               -           -             -              -
Thomas McClelland         5,000      1.52%        $23.750      8/8/10         74,681        189,257

Option Exercises and Year-end Values:

     The following table sets forth certain information with respect to options exercised during fiscal 2001 by each Named Officer and option values as of April 30, 2001.

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001
                        AND FISCAL YEAR-END OPTION VALUES

                                                                        Value of
                                               No. of Securities       Unexercised
                                                  Underlying           In-the-Money
                                               Unexercised Options   Options at Fiscal
                     Shares                    at Fiscal year-end       Year-end ($)
                   Acquired on     Value       Exercisable (E)/       Exercisable (E)/
         Name       Exercise    Realized ($)   Unexercisable (U)     Unexercisable (U)
--------------------------------------------------------------------------------------
Martin B. Bloch          -0-        $ -0-         48,000 (E)           $382,200 (E)
                                                 180,000 (U)           $343,800 (U)

Markus Hechler        7,500      $185,940         43,125 (E)           $415,713 (E)
                                                  26,875 (U)           $134,587 (U)

Leonard Martire         -0-           -0-         18,375 (E)           $163,974 (E)
                                                  18,625 (U)           $105,575 (U)

Charles Stone        13,918      $214,859         13,500 (E)           $127,680 (E)
                                                   7,000 (U)            $53,769 (U)

Thomas McClelland     2,750       $45,396          5,375 (E)            $41,251 (E)
                                                  13,625 (U)            $68,275 (U)


Long-term Incentive Plans

     The Company does not maintain any compensation plans for its executive officers or directors or for any of its other employees which provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year other than the restricted stock and stock option plans discussed in the Compensation Committee Report, above. Awards under these plans are shown in the Summary Compensation Table, above.

Pension Benefits

     The Company has no defined benefit or actuarial retirement plans in effect. It has entered into certain Executive Incentive Compensation ("EIC") agreements with key employees (including some officers) providing for the payment of benefits upon retirement or death or upon the termination of employment not for cause. The Company pays compensation benefits out of its working capital but has also purchased whole life insurance (of which it is the sole beneficiary) on the lives of certain of the participants to cover the optional lump sum obligations of the plan upon the death of the participant. The annual premiums paid during fiscal 2001 were less than the increase in cash surrender value of such insurance policies. The annual benefit provided under the program in fiscal 2001 upon retirement at age 65 or death is as follows: Martin B. Bloch- $170,000, Markus Hechler- $60,000, Leonard Martire- $40,000, Charles Stone- $40,000 and Thomas McClelland- $35,000. The benefit described above is payable for ten years or the life of the participant, whichever is longer. Two years after retirement or early retirement, the participants can elect to receive the benefit, less benefits received during the two-year period, in a lump sum under certain conditions. Upon voluntary termination of employment or discharge not for cause, the participant would be entitled to a lump sum payment, the amount of which varies based on the year in which termination occurs and the nature of the termination as set forth in the individual's EIC agreement. In conjunction with the program, the participants are required to make certain covenants with the Company relating to, among other things, nondisclosure of confidential information, noncompetition with the Company and the providing of consulting services subsequent to retirement.

Performance Graph

     The following graph compares the cumulative total shareholder return on the common stock of the Company with the cumulative total return of the companies listed in the Standards & Poors' 500 Stock Index (the "S&P Index") and an industry peer group index (the "Peer Group Index"). The graph assumes that $100 was invested on May 1, 1996 in each of the common stock of the Company, the stock of the companies comprising the S&P Index and the stocks of the companies comprising the Peer Group Index, including the reinvestment of dividends through April 30, 2001. The Peer Group Index consists of Adaptive Broadband, Inc., Aeroflex Inc., Alpha Industries, Inc., Anaren Microwave, Inc., Ball Corp., Comtech Telecom Corp., Datum Inc., EDO Corp., Genrad Inc., Odetics, Inc., Scientific Atlanta, Inc., Symmetricom Inc. and Trimble Navigation, Inc.

                     Cumulative Total Shareholder Return for
                      Five-year Period Ended April 30, 2001

     Performance Graph is Graphical Material and is NOT electronically filed with this submission.


                          Performance Graph Data Table:

                         1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------
Frequency Electronics  $100.00   $200.50   $496.68   $245.31   $539.36   $501.34
--------------------------------------------------------------------------------
S&P 500                $100.00   $125.13   $176.52   $215.04   $236.82   $206.10
--------------------------------------------------------------------------------
Peer Group             $100.00    $84.97   $123.37   $150.12   $381.81   $307.35
--------------------------------------------------------------------------------

Employment Contracts and Change-In-Arrangements

     None of the Named Officers are employed by the Company pursuant to employment agreements other than Mr. Bloch as described in the Compensation Committee Report above. As described in the Compensation Committee Report beginning on page 12, the Company has provided supplemental separation benefits for certain executive officers, including the Named Officers, in the event of a change in control or ownership of part or all of the Company. Such benefits will be provided only if an officer is discharged without cause and is not offered the opportunity to be hired by the new or successor management or company within 30 days at no less than the base salary earned before discharge. The Company does not have any other material compensatory plans or arrangements with its employees with respect to any resignation, retirement or other termination of such persons employed with the Company resulting from, or in any way connected with, a change-in-control of the Company.

                                  ANNUAL REPORT

     A copy of the Company's combined Annual Report and Form 10-K, including the financial statements and the financial statement schedule thereto, for the fiscal year ended April 30, 2001 is being mailed to Stockholders concurrently with the mailing of this Proxy Statement. For a charge of $50, the Company agrees to provide a copy of the exhibits to the Form 10-K to any Stockholders who request such a copy.



                                            By Order of the Board of Directors,

                                                 /s/ Harry Newman
                                                 ----------------
                                                     HARRY NEWMAN
                                                     Secretary

Dated:  August 24, 2001

                                                                      Appendix A

                            Audit Committee Charter

I. PURPOSE

     Generally, the function of the Audit Committee is to assist the Board of Directors ("Board") in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance and accounting; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels, relating to auditing, accounting and financial reporting. The Audit Committee's primary duties and responsibilities are to:

  o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.
  o Review and appraise the audit efforts of the Company's independent accountants.
  o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV, of this Charter.

II. COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. In addition to the foregoing, no individual may serve as a director on the Audit Committee if:

1. Such director is currently an employee or was employed by the Company or any of its affiliates over the past three years; or
2. Such director received compensation from the Company or any of its affiliates in excess of sixty thousand dollars ($60,000) during the prior fiscal year other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation; or
3. Such director's immediate family member is, or has been in any of the past three (3) years, employed by the Company or any of its affiliates as an executive officer. An immediate family member shall include a person's spouse, parents, children, siblings, in-laws and any person who resides in such director's home; or
4. Such director is a partner, controlling shareholder, or executive officer in any for-profit business that made payments to, or received payments from the Company (other than solely from investments in the Company's securities) that were in excess of five percent (5%) of either entity's consolidated gross revenues for that year, or two hundred thousand dollars ($200,000) in any of the past three (3) years; or
5. Such director is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Notwithstanding the foregoing, one (1) director who does not meet the criteria in items II.1-II.5 above, and who is not a current employee or an immediate family member of a current employee of the Company, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines such appointment to be in the best interests of the Company, and provided that the Board discloses in the next annual proxy statement, the nature of the relationship and the reasons for that determination. All members of the Audit Committee shall have a working familiarity with fundamental financial and accounting practices and at least one member of the Audit Committee shall have significant accounting or related financial management expertise.

     The members of the Audit Committee shall be elected by the Board annually or until their successors shall be duly elected and qualified. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet at least four times during each fiscal year, or more frequently as circumstances require. The dates for the Audit Committee meetings generally are to be set at the time of the annual meeting of the Board. Further, the members of the Audit Committee may agree, at any time, to hold a telephone meeting of the Audit Committee, in lieu of a formal, in-person meeting. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chairperson, should meet with the independent accountants and management quarterly to review the Company's financials consistent with IV.4 below.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------
1. Review and update this Charter periodically, at least annually, as conditions necessitate.
2. Review with management and the independent accountants the Company's annual financial statements and any reports or other financial information
     submitted  to  any  governmental   body,  or  the  public,   including  any
     certification, report, opinion, or review rendered by the independent accountants.
3. Review with financial management and the independent accountants the Company's Form 10-Q prior to its filing. The Chairperson of the Audit
     Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants
-----------------------
4. Recommend to the Board, subject to any action that may be taken by the full Board, the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants.
5. On an annual basis, the Audit Committee shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants' independence. In connection with such review, the Audit Committee shall obtain from the independent accountants a formal written statement delineating all relationships between the independent accountants and the Company, consistent with Independence Standards Board Standard Number 1.
6. Recommend that the Board take appropriate action to oversee the independence of the independent accountants.
7. Review and evaluate the performance of the independent accountants and replace any of the independent accountants when circumstances warrant.
8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.
9. Meet with the independent accountants prior to the audit to review the planning and staffing of the audit.

Financial Reporting Processes
-----------------------------
10. In consultation with the independent accountants review the integrity of the organization's financial reporting processes, both internal and external.
11. Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.
12. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as proposed by management or the independent accountants.
13. Discuss with the independent accountants any significant changes in auditing standards or their audit scope.

Process Improvement
-------------------
14. Establish regular and separate systems of reporting to the Audit Committee by management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgment.
15. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.
16. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
17. Review with the independent accountants and management, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

                                                                      Appendix B

                           Frequency Electronics, Inc.
                        2001 Incentive Stock Option Plan

                           Effective: August 20, 2001
                    Approved by Stockholders: October 3, 2001
                        Termination Date: August 19, 2011


 SECTION 1.  Purpose.

     The purpose of the Frequency Electronics, Inc. 2001 Incentive Stock Option Plan (the "Plan") is to promote the interests of Frequency Electronics, Inc. (the "Company") and its Subsidiaries, Affiliates and stockholders by enabling the Company to attract, retain and reward persons who serve as Key Management Employees of the Company and its Subsidiaries and Affiliates, and strengthening the mutuality of interests between such employees and the Company's shareholders, by offering them stock incentives in the Company.

     (a) Eligible Stock Option Recipients. The persons eligible to receive Stock Options are any Key Management Employee of the Company and its Affiliates.

     (b) Available Stock Options. The purpose of the Plan is to provide a means by which eligible recipients of Stock Options may be given an opportunity to benefit from increases in value of the Common Stock through the granting of either (i) Incentive Stock Options, or (ii) Nonstatutory Stock Options.

     (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Options, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     Certain terms used herein are defined in Section 12 of the Plan.

SECTION 2.  Stock Subject to the Plan.

     The maximum aggregate number of shares of Stock reserved and available for distribution under the Plan shall be four hundred thousand (400,000) shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     If any shares of Stock that have been optioned under the Plan cease to be subject to a Stock Option such shares shall be available for distribution in connection with future awards under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future distribution under the Plan.

     In the event of any recapitalization, Stock dividend, Stock split, reclassification or other change in corporate structure affecting the Stock, the aggregate number of shares reserved for issuance under the Plan, the number and option price of shares subject to outstanding Options granted under the Plan shall be appropriately increased or decreased proportionately, provided that the number of shares subject to any award shall always be a whole number.

     Subject to the provisions of Section 6 below, in the event of a merger or consolidation of the Company with another corporation, all the outstanding Stock Options issued hereunder shall terminate, unless otherwise determined by the Committee or unless the Board arranges to have the merged or consolidated corporation assume such Stock Options or issue substitute Stock Options therefore. If the merged or consolidated corporation does not assume such Stock Options or issue substitute Stock Options therefore, each optionee shall have the right, immediately prior to such merger or consolidation, to exercise his Stock Option(s) in whole or in part without regard to any installment restrictions as to time of exercise otherwise imposed under the Plan.

SECTION 3.  Eligibility

     Key Management Employees (including employees who serve as officers and directors) of the Company and its Subsidiaries and Affiliates who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted Options under the Plan. Only Employees of the Company and its Subsidiaries are eligible to be granted Incentive Stock Options under the Plan.

SECTION 4.  Administration

     The Plan shall be administered by a Stock Option Committee of one or more members of the Board plus other non-Board members as may be appointed by the Board and who shall serve at the pleasure of the Board. If no Committee has been appointed to administer the Plan, the functions of the Committee specified in the Plan shall be administered by the Board.

     The Committee shall have full authority to grant Stock Options pursuant to the terms of the Plan, to Employees eligible under Section 3.

     In particular, the Committee shall have the authority subject to the terms of the Plan:

          4.1 to select the persons to whom Stock Options may from time to time be granted hereunder;

          4.2 to determine whether and to what extent Incentive Stock Options, Nonstatutory Stock Options, or any combination thereof, are to be granted hereunder to one or more eligible persons;

          4.3 to determine the number of shares to be covered by each such Option granted hereunder;

          4.4 to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder including, but not limited to, the share price and any restriction or limitation, or any vesting, acceleration or waiver of forfeiture restrictions regarding any Stock Option under Section 5.11; and

          4.5 to determine whether and under what circumstances a Stock Option may be settled in Stock under Section 5.11 instead of cash.

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

          4.6 Delegation to Committee.

               4.6.1 General. The Board may delegate administration of the Plan to a Committee or Committees consisting of at least one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If the administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

               4.6.2 Committee Composition when Common Stock is Publicly Traded. As long as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors and/or solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Options to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Option or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Options to eligible persons who are not then subject to Section 16 of the Exchange Act.

     The Plan is intended to comply with Rule 16b-3 under the Exchange Act (and with any amended or successor rule) for those persons who are subject to Section 16(b) of said Act. If any provision in this Plan with respect to such persons would be contrary to said Rule, it shall be deemed to be null and void to the extent permissible by law and deemed appropriate by the Committee.

SECTION 5.  Stock Options.

     Stock Options may be granted alone, in addition to or in tandem with cash awards made outside of the Plan. Each Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options, and (ii) Nonstatutory Stock Options.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Nonstatutory Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights).

     Options  granted under the Plan shall be subject to the following terms and
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

     5.1 OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be equal to, greater than or less than one hundred percent (100%) of the Fair Market Value of the Stock at the date of grant except that (i) the option price per share of Stock purchasable under an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock at the date of grant; and (ii) in the case of an Incentive Stock Option granted to an Employee who, at the time of grant, owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company, its Subsidiaries or Affiliates, the option price per share of Stock shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Stock at the date of grant.

     5.2 OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the Option is granted or more than five (5) years after grant in the case of any employee who owns stock constituting ten percent (10%) of the total combined voting power of all classes of Stock of the Company, its Subsidiaries or Affiliates.

     5.3 EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine in its sole discretion.

     5.4 METHOD OF EXERCISE. Subject to whatever installment exercise provisions apply under Section 5.3, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

     Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, (a) payment in full or in part may be made in the form of unrestricted Stock already owned by the optionee, (b) payment in full or in part may be made in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Committee, (c) in the case of the exercise of a Nonstatutory Stock Option payment in full or in part may be made by surrendering to the Company that number of shares of Stock having a Fair Market Value on the date preceding the exercise date equal to the option price or (d) payment in full or in part may be made by any combination of (a), (b) or (c) above.

     Unless provided otherwise by the Committee under Section 5.3, the following rules shall apply to the exercise of grants. Upon the expiration of one year from the date of grant of the Option, the Optionee shall be entitled to exercise the Option in increments which shall not exceed (i) twenty-five (25%) percent of the total shares subject to the Option during the second year following the grant of the Option, (ii) fifty (50%) percent of the total shares subject to the Option during the third year following the grant of the Option, and (iii) seventy-five (75%) percent of the total shares subject to the Option during the fourth year following the grant of the Option. During the fifth year following the grant of the Option and for the remainder, if any, of the Option term, the Optionee shall be entitled to exercise his right to purchase all of the shares subject to the Option. The foregoing rights shall be cumulative so that the Optionee may exercise the Option as to available prior years in any succeeding years during the term.

     No shares of Stock shall be issued until full payment therefore has been made. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Stock, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Stock Option.

     5.5 NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution or as required pursuant to a qualified domestic relations order as defined by the Code or the rules thereunder, or as otherwise deemed appropriate by the Committee and set forth in the applicable option agreement.

     5.6 TERMINATION BY DEATH. Subject to Section 5.10, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

     5.7 TERMINATION BY REASON OF DISABILITY. Subject to Section 5.10, if optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of twelve (12) months (or such period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, except that if the optionee dies within such twelve (12) month period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercisable after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonstatutory Stock Option.

     5.8 TERMINATION BY REASON OF RETIREMENT. Subject to Section 5.10, unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates by reason of Normal Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three (3) months (or such other period as the Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, except that if the optionee dies within such three (3) month period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock
Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonstatutory Stock Option.

     5.9 OTHER TERMINATION. Subject to Section 5.10, unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Retirement, any Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three (3) months or the balance of such Stock Option's term if the optionee is involuntarily terminated without Cause by the Company and any Subsidiary or Affiliate; provided, however, that, if the optionee dies within such three (3) month period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve (12) months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. For purposes of the Plan, "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate, or a participant's material breach of an employment agreement with the Company or Subsidiary or Affiliate. Upon termination of an employee for Cause, all Stock Options and rights thereunder shall be forfeited.

     5.10 INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

     Incentive Stock Options shall not be treated as "incentive stock options" to the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of Stock with respect to which Incentive Stock Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000, and such excess shall be treated as a Nonstatutory Stock Option.

     To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:

                    5.10.1 if (i) a  participant's  employment  is terminated by reason of death, Disability or Retirement, and (ii) the portion of any Incentive Stock Option exercisable during the post-termination period specified under Sections 5.6, 5.7 or 5.8 that is greater than the portion of such option that is exercisable as an "incentive stock option" during such post-termination period under Section 422 of the Code, that portion shall be treated as a Nonstatutory Stock Option; and

                    5.10.2 if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Nonstatutory Stock Option.

     5.11 BUYOUT PROVISIONS. The Committee may at any time offer to purchase an Option previously granted for a payment in cash or Stock, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

     5.12 ADDITIONAL OPTIONS. The Committee in its sole discretion may authorize the grant of Nonstatutory Stock Options which provide for the subsequent grant of additional Nonstatutory Stock Options effective upon the occurrence of certain events specified in the applicable option agreement.


SECTION 6.  Change in Control Provisions.

     6.1 IMPACT OF EVENT. In the event of:

               6.1.1 a Change in Control, or

               6.1.2 a Potential Change in Control, but only if and to the extent so determined by the Committee or the Board at or after grant (subject to any right of approval expressly reserved by the Committee or the Board at the time of such determination), the following acceleration and valuation provisions shall apply:

               6.1.2.1 Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested.

               6.1.2.2 The value of all outstanding Stock Options to the extent vested shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control, be cashed out on the basis of the Change in Control Price as of the date such Change in Control or such Potential Change in Control is determined to have occurred or such other date as the Committee may determine prior to the Change in Control.

     6.2 DEFINITION OF "CHANGE IN CONTROL". For purposes of Section 6.1, a "Change in Control" means the happening of any of the following:

               6.2.1 when any  "person"  as  defined  in Section  3(a)(9) of the
          Exchange   Act  and  as  used  in  Sections   8(d)  and  9(d)  thereof
          (collectively, the Group), including a group as defined in Section 13(d) of the Exchange Act but excluding the Company and any Subsidiary and any employee benefit program sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee), (other than Martin B. Bloch) directly or indirectly, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

               6.2.2 the occurrence of a transaction requiring shareholder approval for the acquisition of the Company by an entity other than the Company or a Subsidiary through purchase of assets, or by merger, or otherwise.

               6.2.3 a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change are no longer members of the Board after such change which, in the sole discretion of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

     6.3 DEFINITION OF "POTENTIAL CHANGE IN CONTROL". For purposes of Section 6.1, a "Potential Change in Control" means the happening of any one of the following:

               6.3.1 the approval by shareholders of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 6.2; or

               6.3.2 the acquisition of beneficial ownership, directly or indirectly, by an entity, person or group, other than the Company or a Subsidiary, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for the purposes of the Plan.

     6.4 CHANGE IN CONTROL PRICE. For purposes of this Section 6, "Change in Control Price" means the highest price per share paid in any transaction reported on the American Stock Exchange ("ASE"), the New York Stock Exchange ("NYSE"), the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the stock is not then listed on one of those exchanges or such other principal stock exchange, then the amount paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company, at any time during the sixty (60) day period immediately preceding the occurrence of the Change in Control period (or, where applicable, the occurrence of the Potential Change in Control event), in each case as determined by the Committee, except that in the case of Incentive Stock Options or, where applicable, the date on which a cashout occurs under Section 6.1.2.2. If the Stock is not then reported on the ASE, the NYSE or the NASDAQ National Market nor traded on the over-the-counter market, "Change in Control Price" shall be such value as the Board, in good faith, shall determine.


SECTION 7.  Amendment and Termination.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option theretofore granted, without the optionee or participant's consent, or which, without the approval of the Company's shareholders, would:

          7.1 increase the total number of shares reserved for the purpose of the Plan;

          7.2 change the pricing terms of Section 5.1;

          7.3 change the classification of persons eligible to participate in the Plan; or

          7.4 extend the maximum Option period under Section 5.2 of the Plan.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one-for-one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments. However, no amendment shall be effective if shareholder approval is required under Section 16 of the Exchange Act or Section 422 of the Code unless the shareholders approve or ratify the amendment within the requisite time frame pursuant to such procedures as may be required by the Exchange Act or the Code, as applicable.


SECTION 8.  Unfunded Status of Plan.

     The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Board determines otherwise with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 9.  General Provisions.

     9.1 The Committee may require each person purchasing shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to compliance with such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and shall further be subject to the approval of counsel for the Company with respect to such compliance. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.2 Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     9.3 The adoption of the Plan shall not confer upon any person any right to continue as an employee or in any other status with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment or any contractual arrangement of any person participating hereunder at any time.

     9.4 No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

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

     9.5 The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     9.6 No security or derivative security hereunder shall be transferable by a participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as referenced in Rule 16b-3 of the Exchange Act.

     9.7 All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

     9.8 Each person who is or shall have been a member of the Committee or of the Board of Directors shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred in connection with or resulting from any claim, action, suit, or proceeding to which the person may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid in satisfaction of judgment in any such action, suit, or proceeding against the person, provided the Company shall be given an opportunity, at its own expense, to handle and defend the action on the individual's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power than the Company may have to indemnify them or hold them harmless.


SECTION 10.  Effective Date of Plan.

     The Plan shall be effective as of August 20, 2001, subject to the approval of the Plan by a majority of the votes cast by the holders of the Company's Common Stock pursuant to Rule 16b-3. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Board at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such shareholders.

SECTION 11.  Term of Plan.

     No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the date of shareholder approval or Board approval, whichever is earlier, but awards granted prior to such tenth anniversary may extend beyond that date.

SECTION 12.  Definitions.

     For purposes of the Plan, the following terms shall be defined as set forth below:

         12.1 "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least twenty percent (20%) of the combined voting power of all classes of stock of such entity or at least twenty percent (20%) of the ownership interests in such entity.

         12.2  "Board" means the Board of Directors of the Company.

         12.3  "Book Value"  means,  as of any given date, on a per share basis,
               (i), the shareholders' equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Board shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

         12.4  "Cause" has the meaning set forth in Section 5.9 above.

         12.5  "Change in  Control"  has the  meaning  set forth in Section  6.1 above.

         12.6  "Change in Control  Price" has the  meaning  set forth in Section
               6.4 above.

         12.7  "Code"  means the  Internal  Revenue  Code of 1986,  as  amended.

         12.8  "Commission"  means  the  Securities  and  Exchange   Commission.

         12.9  "Committee"  means  the Stock  Option  Committee  referred  to in
               Section 4 of the Plan.

         12.10 "Company"   means   Frequency   Electronics,   Inc.,  a  Delaware
               corporation, and or its subsidiaries.

         12.11 "Employee" means any person, including officers and directors, employed by the Company or any Affiliate or Subsidiary of the Company. Employee also includes any person employed by an "employee leasing company" who performs services for the Company subject to the direction and control of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         12.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         12.13 "Fair Market Value" means, as of any given date, the average of the highest and lowest price per share at which shares of Stock are sold on the current day (or most recent business day for trading if a holiday or weekend) on the American Stock Exchange, the New York Stock Exchange, or, if the Stock is not then listed or admitted to trading on either the American Stock Exchange or the New York Stock Exchange, on such other principal stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on any such exchange, or, if the Stock is not then listed or admitted to trading on any stock exchange, the market price for each such trading day shall be the last sale reported on the NASDAQ National Market as published in The Wall Street Journal or, if no such sale is so reported, the average of the reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automated Quotation system, or, if such price at the time is not available from such system, as furnished by any similar system then engaged in the business of reporting such prices and selected by the Board or, if there is no such system, as furnished by any member of the National Association of Securities Dealers selected by the Board. If the Stock is neither listed on a national securities exchange nor reported on the NASDAQ National Market nor traded on the over-the-counter market, fair market value shall be such value as the Board, in good faith, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Stock subject to an Option shall be inconsistent with the method required for incentive stock options under
               Section 422 of the Code.

         12.14 "Incentive Stock Option" means any Stock Option intended to qualify as an "Incentive Stock Option" within the meaning of
               Section 422 of the Code.

         12.15 "Key Management Employees" means Officers and Directors who are also employees of the Company, all employees of the Company holding the position of Project Manager, all positions above such level, and those key or outstanding employees of the Company otherwise, from time to time, designated by the Committee.

         12.16 "Non-Employee Director" has the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

         12.17 "Nonstatutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

         12.18 "Normal Retirement" means retirement from active employment with the Company and any Subsidiary or Affiliate on or after age 65.

         12.19 "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         12.20 "Outside  Director"  means a  Director  who  either  (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under
               Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         12.21 "Participant" means a person to whom a Stock Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Option.

         12.22 "Plan" has the meaning set forth in Section 1 above.

         12.23 "Retirement" means Normal Retirement.

         12.24 "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

         12.25 "Securities Act" means the Securities Act of 1933, as amended.

         12.26 "Stock" means the common stock, $1.00 par value, of the Company.

         12.27 "Stock Option" or "Option" means any option to purchase shares of Stock granted pursuant to Section 5 above. Code.

                                                                     Appendix C


     Performance Graph is Graphical Material and is NOT electronically filed with this submission.


                                       C-1